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                                                                   Exhibit 10.18


                                 PROMISSORY NOTE

$375,000                                                            June 4, 1997

         1. FOR VALUE RECEIVED, the undersigned, WILLIAM CLIFFORD (the "Maker"), promises to pay to the order of GARTNER GROUP, INC. (the "Lender"), at its office at 56 Top Gallant Road, Stamford, Connecticut, or at such other place as the holder hereof (including the Lender, hereinafter referred to as the "Holder") may designate, in lawful money of the United States, the principal sum of THREE HUNDRED SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($375,000), together with interest on the unpaid balance of this Note, beginning as of the date hereof, before maturity, default or judgment, at an annual rate of interest equal to 6.14%, which interest rate is the Applicable Federal Rate (the "Note Rate").

         2. Interest under this Note shall be compounded semi-annually and payable in arrears on the basis of a 360-day year, and the actual days elapsed together with (a) all taxes levied or assessed against the Holder on this Note or the debt evidenced hereby, except for income or other similar taxes, however designated, on income derived by the Holder herefrom, and (b) all costs, expenses, attorneys' fees and professionals' fees incurred by the Holder in (i) any action to collect this Note or to foreclose any security for this Note, or
(ii) in protecting or sustaining the lien of any security, or (iii) in any litigation or controversy arising from or connected with any security agreement or this Note.

         3. The Maker shall repay the principal amount of this Note, together with accrued interest on June 3, 1999 (the "Maturity Date"); however, the Holder, in its sole and absolute discretion, may elect to accelerate the indebtedness of this Note upon the occurrence of an "Event of Default" (as defined below).

         4. The Maker agrees that (i) if Maker shall cease to be employed by the Lender, for any reason, (ii) if Maker shall suffer or permit the filing by or against him of any petition for relief, arrangement, reorganization or the like under any bankruptcy or insolvency law, make an assignment for the benefit of creditors or suffer or permit the appointment of a receiver for any part of his property; or (iii) if any Event of Default shall occur under any agreement securing this Note or executed in connection with this Note; or (iv) if any Event of Default shall occur under any other liability, indebtedness or obligation of the Maker to the Holder; (each of the events and circumstances in (i), (ii), (iii) and (iv) being an Event of Default), then, upon the happening of any such Event of Default, the entire indebtedness with accrued interest due under this Note and all other expenses, including, but not limited to, attorneys' fees incurred by the Holder in collecting or enforcing payment hereof, shall accelerate and become immediately due and payable at the option of the Holder without notice and without regard to the Maturity Date and the Holder may proceed to exercise any rights or remedies that it may have by law or at equity under this Note or any other agreement relating to the loan evidenced by this


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Note.

         5. Failure of the Holder to exercise its option to accelerate the indebtedness of this Note shall not constitute a waiver of the Holder's right to exercise the same in the event of any subsequent default.

         6. The Maker agrees that the interest rate shall increase by 2% per annum above the Note Rate from and after the date of an Event of Default or after maturity, by acceleration or otherwise, or judgment, and such additional rate shall remain in effect until all unpaid principal and interest are satisfied in full.

         7. The Maker may prepay the indebtedness of this Note in part or in full at any time without the imposition of any penalty. Unless applicable law provides otherwise, all payments received by the Holder under this Note shall, at the option of the Holder, be applied (a) to the then outstanding charges and expenses incurred by the Holder in sustaining and/or enforcing this Note or any security granted for this Note; then (b) to any unpaid and accrued interest; and finally, (c) to the outstanding principal indebtedness.

         8. Notwithstanding any provisions of this Note, the maximum rate of interest to be paid hereunder shall not exceed the maximum rate of interest permissible to be charged by the Holder under applicable laws. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

         9. The Maker gives the Holder a lien and right of setoff for all the Maker's liabilities upon and against all the deposits, credits, collateral and property of the Maker, now or hereafter in the possession or control of the Holder or in transit to it. The Holder may, upon the occurrence of an Event of Default, apply or set off the same, or any part thereof, to any liability of the Maker even though unmatured.

         10. The Holder's failure to insist upon the strict performance of any term herein shall not be deemed to be a waiver, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of all terms of this Note or any agreement securing this Note or executed in connection herewith.

         11. All amounts due under this Note are secured by the Maker's pledge to the Lender of this date of shares of the Lender's common stock.

         12. THE MAKER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES HIS RIGHTS TO NOTICE AND HEARING AS ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY DESIRE TO USE. THE MAKER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE, AND ALL RIGHTS UNDER ANY STATUTES OF LIMITATIONS. THE MAKER ACKNOWLEDGES THAT HE MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH HIS ATTORNEYS.


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         13. THE MAKER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR
PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR TO THE DEFENSE OR ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES, INCLUDING, WITHOUT LIMITATION, TORT CLAIMS. THE MAKER ACKNOWLEDGES THAT HE MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH HIS ATTORNEYS.

         14. This Note and the provisions hereof shall inure to the benefit of the Holder, its successors and assigns and shall be binding upon the undersigned his heirs, executors, administrators and assigns.

         15. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. The Maker submits to personal jurisdiction in the State of Connecticut for the enforcement of the Maker's obligations hereunder and under any agreement securing this Note, and the Maker waives all rights under the laws of any other state to object to jurisdiction within the State of Connecticut. If litigation is commenced, the Maker agrees that service of process may be made and personal jurisdiction over the Maker obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon the Maker by registered or certified mail to or by personal service at the last known address of the Maker.


                                                     ___________________________
                                                     WILLIAM CLIFFORD


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